enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement December 31, 2021

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Book Value Per Share & Return On Equity 7 Consolidated Results by Segment 8 Prior Period Development (“PPD”) by Acquisition Year 12 Ultimate Losses % Acquired Losses by Acquisition Year 13 Adjusted PPD by Acquisition Year 14 Adjusted Ultimate Losses % Acquired Losses 15 Capital Position & Credit Ratings 16 Non-GAAP Measures 17 Reconciliation to Adjusted Book Value per Share 19 Reconciliation to Adjusted Return on Equity 20 Reconciliation to Adjusted Total Investment Return 22 Reconciliation to Adjusted Run-off Liabilities Earnings 23 Reconciliation of PPD by Acquisition Year 27 Reconciliation of Assumed and Acquired Reserves 29 Investable Assets - Management’s View 30

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 110 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. Certain prior period comparatives have been reclassified to conform to the current presentation. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Segment Change Effective January 1, 2021, we revised our segment structure to align with how our chief operating decision maker (“CODM”), who was determined to be our Chief Executive Officer, views our business, assesses performance and allocates resources to our business components. Following the acquisition of Enhanzed Re on September 1, 2021, our business is organized into four reportable segments: (i) Run-off: consists of our acquired property and casualty and other (re)insurance business, including our defendant and asbestos and environmental business and StarStone’s non-U.S. operations (“StarStone International”) (from January 1, 2021) following our decision to place it into an orderly run-off (the “StarStone International Run-off”). Our primary objective of the Run-off segment is to recognize favorable prior period development in our net incurred losses and LAE (run-off liability earnings or “RLE”) over time by settling claims in a timely, cost efficient manner using our claims management expertise, including settling claims for lower than outstanding ultimate loss estimates and implementation of reinsurance and commutation strategies; (ii) Enhanzed Re: consists of life and property aggregate excess of loss (catastrophe) business. Our primary objective of the Enhanzed Re segment is to reinsure products that focus on longevity and investment risks; (iii) Investments: consists of our investment activities and the performance of our investment portfolio, excluding those investable assets attributable to our Legacy Underwriting segment. Our primary objective of the Investments segment is to obtain the highest possible risk adjusted returns while maintaining prudent diversification of assets and operating within the constraints of a global regulated (re)insurance company. We additionally consider the liquidity requirements and duration of our claims, policyholder benefits and contract liabilities; and (iv) Legacy Underwriting: consists of businesses that we have either, in the case of Atrium Underwriting Group Limited and its subsidiaries (“Atrium”), exited via the sale of the majority of our interest in or, in the case of StarStone International (included in the Legacy Underwriting Segment through December 31, 2020), placed into run-off. Prior to January 1, 2021, this segment comprised SGL No. 1 Limited’s (“SGL No.1’s”) 25% net share of Atrium's Syndicate 609 business at Lloyd’s and StarStone International. From January 1, 2021, this segment comprises SGL No.1's 25% gross share of the 2020 and prior underwriting years of Atrium's Syndicate 609 at Lloyd's, offset by the contractual transfer of the results of that business to the Atrium entities that were divested in an exchange transaction. There is no net retention for Enstar on Atrium's 2020 and prior underwriting years. For further information regarding these activities, refer to Note 5 - "Divestitures, Held-for-Sale Businesses and Discontinued Operations" to our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2021. In addition, our corporate and other activities, which do not qualify as an operating segment, includes income and expense items that are not directly attributable to our reportable segments. These include (a) holding company income and expenses, (b) the amortization of deferred charge assets (“DCA”) on retroactive reinsurance contracts, (c) the amortization of fair value adjustments associated with the acquisition of companies, (d) changes in the discount rate and risk margin components of the fair value of assets and liabilities related to our assumed retroactive reinsurance contracts for which we have elected the fair value option, (e) corporate expenses not allocated to our reportable segments, (f) debt servicing costs, (g) net foreign exchange (gains) losses, (h) gains (losses) arising on the purchases and sales of subsidiaries (if any), (i) income tax benefit (expense), (j) net earnings (losses) from discontinued operations, net of income tax (if any), (k) net (earnings) loss attributable to noncontrolling interest, and (l) preferred share dividends. Items (b), (c) and (d) above are included within corporate and other activities since the CODM evaluates the performance of the Run-off and Legacy Underwriting segments without consideration of these amounts. Refer to Note 2 - "Significant Accounting Policies" in the notes to our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2021 for further information on these items. Following the re-organization of our reportable segments during the first quarter of 2021 as described above, we restated the prior period comparatives to conform to the current period presentation.

| enstargroup.com 4 Explanatory Notes (continued) Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our annual incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We have changed our non-GAAP measures in 2021 as follows: • Conformed our naming convention so that all non-GAAP measures are prefixed by the word, “adjusted”. We believe this makes a clear distinction between GAAP and non-GAAP measures. For example, our fully diluted book value per share (“FDBVPS”) is now named adjusted book value per ordinary share. • Replaced our claims saving metric with adjusted run-off liability earnings (“Adjusted RLE”), that now includes the amortization cost of DCA as we believe this represents the notional lower yield we accept when we enter into a transaction where we record a DCA. Additionally, we are representing this as a yield on average net loss reserves to facilitate comparisons across acquisition years and different reporting periods. • Amended our calculation of operating income (loss) for the year by additionally adjusting for the amortization of fair value adjustments as we believed it was relevant for this measure to be consistent with our calculation of Adjusted RLE. Additionally, we now express this measure as an Adjusted ROE after adjustments to our balance sheet items relating to any adjustments in the numerator. • We created new measures of adjusted total investment return (“Adjusted TIR”) and Adjusted RLE to show performance yields on our two streams of income arising from our capital release solutions. • We added management’s view of investable assets which “looks through” the legal form of our investments to the underlying economic exposure, consistent with the way we view our investment portfolio composition. We have presented the results and GAAP reconciliations for these measures for the quarters ended December 31, 2021 and 2020 and the years ended December 31, 2021, 2020, 2019, 2018 and 2017. Refer to pages 17 to 31 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2021 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward- looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended		Year Ended	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Key Earnings Metrics				
Annualized return on equity	5.2 %	61.9 %	7.1 %	39.7 %
Annualized adjusted return on equity [(1)]	6.1 %	54.4 %	9.2 %	43.6 %
Key Run-off Metrics				
Average net loss reserves	$ 11,759	$ 8,471	$ 10,050	$ 8,112
Annualized run-off liability earnings	3.2 %	0.7 %	2.8 %	(0.1)%
Average adjusted net loss reserves [(1)]	$ 11,678	$ 7,909	$ 9,750	$ 7,509
Annualized adjusted run-off liability earnings [(1)]	3.1 %	3.4 %	2.0 %	2.5 %
Key Investment Return Metrics				
Average investable assets	$ 21,569	$ 16,824	$ 20,840	$ 15,443
Annualized total investment return	1.5 %	22.6 %	2.5 %	14.1 %
Investment book yield	1.6 %	2.0 %	1.8 %	2.5 %
Earnings from equity method investments	$ (8)	$ 86	$ 93	$ 239
Average adjusted investable assets [(1)]	$ 21,438	$ 16,336	$ 20,561	$ 15,153
Annualized adjusted total investment return [(1)]	2.0 %	20.8 %	3.6 %	12.4 %
Key Shareholder Metrics				
Ordinary shareholders' equity	$ 5,586	$ 6,164	$ 5,586	$ 6,164
Total Enstar shareholders' equity	$ 6,096	$ 6,674	$ 6,096	$ 6,674
Book value per ordinary share	$ 316.34	$ 286.45	$ 316.34	$ 286.45
Adjusted book value per ordinary share [(1)]	$ 310.80	$ 281.20	$ 310.80	$ 281.20
Change in adjusted book value per ordinary share	1.2 %	16.0 %	10.5 %	42.1 %
Ordinary shares repurchased:				
Shares	167,617	3,816	4,010,695	178,280
Cost	$ 40	$ 1	$ 942	$ 26
Average price per share	$ 241.13	$ 161.64	$ 234.84	$ 145.87
Total ordinary shares outstanding	17,657,944	21,519,602	17,657,944	21,519,602
Adjusted ordinary shares outstanding	17,973,149	21,993,598	17,973,149	21,993,598
Key Balance Sheet Metrics				
Total assets	$ 24,429	$ 21,627	$ 24,429	$ 21,627
Debt obligations	$ 1,691	$ 1,373	$ 1,691	$ 1,373
Total liabilities	$ 17,924	$ 14,574	$ 17,924	$ 14,574
Total investable assets to ordinary shareholders' equity	3.89x	2.80x	3.89x	2.80x
Total net loss reserves to ordinary shareholders' equity	2.07x	1.39x	2.07x	1.39x
Debt to total capitalization attributable to Enstar	21.7 %	17.1 %	21.7 %	17.1 %

(1) Non-GAAP financial measure, refer to pages 17 to 31 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Financial Highlights - Five Years

ENSTAR

	Year Ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 [2]	December 31, 2017 [2]
Key Earnings Metrics					
Return on equity	7.1 %	39.7 %	26.6 %	(5.2)%	11.1 %
Adjusted return on equity [1]	9.2 %	43.6 %	19.6 %	2.5 %	11.0 %
Key Run-off Metrics					
Average net loss reserves	$ 10,050	$ 8,112	$ 7,467	$ 6,351	$ 4,977
Run-off liability earnings	2.8 %	(0.1)%	(0.5)%	3.3 %	4.9 %
Average adjusted net loss reserves [1]	$ 9,750	$ 7,509	$ 6,617	$ 5,436	$ 4,119
Adjusted run-off liability earnings [1]	2.0 %	2.5 %	2.8 %	5.4 %	4.3 %
Key Investment Return Metrics					
Average investable assets	$ 20,840	$ 15,443	$ 13,758	$ 10,322	$ 8,343
Total investment return	2.5 %	14.1 %	10.0 %	(1.0)%	4.9 %
Investment book yield	1.8 %	2.5 %	2.8 %	2.5 %	2.2 %
Earnings from equity method investments	$ 93	$ 239	$ 56	$ 42	$ 6
Average adjusted investable assets [1]	$ 20,561	$ 15,153	$ 13,646	$ 10,393	$ 8,303
Adjusted total investment return [1]	3.6 %	12.4 %	6.3 %	1.3 %	4.0 %
Key Shareholder Metrics					
Ordinary shareholders' equity	$ 5,586	$ 6,164	$ 4,332	$ 3,392	$ 3,137
Total Enstar shareholders' equity	$ 6,096	$ 6,674	$ 4,842	$ 3,902	$ 3,137
Basic book value per ordinary share	$ 316.34	$ 286.45	$ 201.39	$ 158.06	$ 161.63
Adjusted book value per ordinary share [1]	$ 310.80	$ 281.20	$ 197.93	$ 155.94	$ 159.19
Change in adjusted book value per ordinary share	10.5 %	42.1 %	26.9 %	(2.0)%	10.8 %
Ordinary shares repurchased:					
Shares	4,010,695	178,280	—	—	—
Cost	$ 942	$ 26	$ —	$ —	$ —
Average price per share	$ 234.84	$ 145.87	$ —	$ —	$ —
Total ordinary shares outstanding	17,657,944	21,519,602	21,511,505	21,459,997	19,406,722
Adjusted ordinary shares outstanding	17,973,149	21,993,598	21,989,971	21,881,063	19,830,767
Key Balance Sheet Metrics					
Total assets	$ 24,429	$ 21,627	$ 19,826	$ 16,556	$ 13,606
Debt obligations	$ 1,691	$ 1,373	$ 1,191	$ 862	$ 647
Total liabilities	$ 17,924	$ 14,574	$ 14,531	$ 12,184	$ 9,981
Total investable assets to ordinary shareholders' equity	3.89x	2.80x	3.25x	3.56x	3.00x
Total net loss reserves to ordinary shareholders' equity	2.07x	1.39x	1.77x	2.14x	1.74x
Debt to total capitalization attributable to Enstar	21.7 %	17.1 %	19.7 %	18.1 %	17.1 %

(1) Non-GAAP financial measure, refer to pages 17 to 31 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

(2) The 2017 statement of earnings and 2016, 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

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| enstargroup.com 7 Book Value Per Share & Return on Equity - Five Years Growth in Book Value Per Ordinary Share and Adjusted Book Value Per Ordinary Share* Annual % Change $161.63 $158.06 $201.39 $286.45 $316.34 $159.19 $155.94 $197.93 $281.20 $310.80 Book Value Per Ordinary Share Adjusted Book Value Per Ordinary Share* 2017 2018 2019 2020 2021 $0 $50 $100 $150 $200 $250 $300 $350 Return on Equity and Adjusted Return on Equity* 11.1% (5.2)% 26.6% 39.7% 7.1% 11.0% 2.5% 19.6% 43.6% 9.2% Return on Equity Adjusted Return on Equity* 2017 2018 2019 2020 2021 (2.2)% (2.0)% 27.4% 26.9% 42.2% 42.1% 10.4% 10.5% 11.7% 10.8% * Non-GAAP financial measure, refer to page 17 for further details. See also pages 19, 20 and 21 for a reconciliation to the most directly comparable GAAP measure.

Consolidated Results by Segment - Q4 2021

ENSTAR

	Three Months Ended December 31, 2021					
	Run-off	Enhanzed Re	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total
	in millions of U.S. dollars					
INCOME						
Net premiums earned	$ 28	$ 5	$ —	$ 8	$ —	$ 41
Net investment income	—	—	79	2	—	81
Net realized losses	—	—	(81)	—	—	(81)
Net unrealized gains (losses)	—	—	88	(1)	—	87
Other income (expense)	25	—	—	(4)	(6)	15
Net gain on purchase and sales of subsidiaries	—	—	—	—	11	11
	53	5	86	5	5	154
EXPENSES						
Net incurred losses and loss adjustment expenses	(131)	2	—	—	62	(67)
Policyholder benefit expenses	—	(4)	—	—	1	(3)
Acquisition costs	7	—	—	—	—	7
General and administrative expenses	49	1	12	5	31	98
	(75)	(1)	12	5	94	35
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	128	6	74	—	(89)	119
Loss from equity method investments	—	—	(8)	—	—	(8)
SEGMENT INCOME (LOSS)	$ 128	$ 6	$ 66	$ —	(89)	111
Interest expense					(17)	(17)
Net foreign exchange gains					3	3
Income tax expense					(14)	(14)
NET EARNINGS						83
Net earnings attributable to noncontrolling interest					(2)	(2)
NET EARNINGS ATTRIBUTABLE TO ENSTAR						81
Dividends on preferred shares					(9)	(9)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (128)	$ 72

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. Amortization of DCAs includes net cumulative effect adjustments arising as a result of prior period development on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - Q4 2020

ENSTAR

	Three Months Ended December 31, 2020				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total
	in millions of U.S. dollars				
INCOME					
Net premiums earned	$ 15	$ —	$ 93	$ —	$ 108
Net investment income	—	55	7	—	62
Net realized gains	—	6	—	—	6
Net unrealized gains	—	784	13	—	797
Other income (expense)	35	—	11	(2)	44
Net gain of sale of subsidiaries	—	—	—	3	3
	50	845	124	1	1,020
EXPENSES					
Net incurred losses and loss adjustment expenses	(56)	—	94	38	76
Acquisition costs	7	—	31	—	38
General and administrative expenses	55	13	29	46	143
	6	13	154	84	257
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	44	832	(30)	(83)	763
Earnings from equity method investments	—	86	—	—	86
SEGMENT INCOME (LOSS)	$ 44	$ 918	$ (30)	(83)	849
Interest expense				(16)	(16)
Net foreign exchange losses				(15)	(15)
Income tax benefit				1	1
NET EARNINGS FROM CONTINUING OPERATIONS					819
Net earnings from discontinued operations, net of income taxes				15	15
NET EARNINGS					834
Net earnings attributable to noncontrolling interest				(3)	(3)
NET EARNINGS ATTRIBUTABLE TO ENSTAR					831
Dividends on preferred shares				(9)	(9)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (110)	$ 822

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. Amortization of DCAs includes net cumulative effect adjustments arising as a result of prior period development on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - 2021

ENSTAR

	Year Ended December 31, 2021					
	Run-off	Enhanzed Re	Investments	Legacy Underwriting	Corporate & Other [1]	Total
	in millions of U.S. dollars					
INCOME						
Net premiums earned	$ 182	$ 5	$ —	$ 58	$ —	$ 245
Net investment income	—	—	309	3		312
Net realized losses	—	—	(61)	—	—	(61)
Net unrealized gains losses	—	—	181	(3)	—	178
Other income (expense)	73	—	—	(15)	(16)	42
Net gain on purchase and sales of subsidiaries	—	—	—	—	73	73
	255	5	429	43	57	789
EXPENSES						
Net incurred losses and loss adjustment expenses	(194)	2	—	20	61	(111)
Policyholder benefit expenses		(4)	—		1	(3)
Acquisition costs	44	—	—	13	—	57
General and administrative expenses	188	1	37	10	131	367
	38	(1)	37	43	193	310
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	217	6	392	—	(136)	479
Earnings from equity method investments	—	—	93	—	—	93
SEGMENT INCOME (LOSS)	$ 217	$ 6	$ 485	$ —	(136)	572
Interest expense					(69)	(69)
Net foreign exchange gains					12	12
Income tax expense					(27)	(27)
NET EARNINGS						488
Net earnings attributable to noncontrolling interest					(15)	(15)
NET EARNINGS ATTRIBUTABLE TO ENSTAR						473
Dividends on preferred shares					(36)	(36)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (271)	$ 437

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. Amortization of DCAs includes net cumulative effect adjustments arising as a result of prior period development on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - 2020

ENSTAR

	Year Ended December 31, 2020				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total
	in millions of U.S. dollars				
INCOME					
Net premiums earned	$ 59	$ —	$ 513	$ —	$ 572
Net investment income	—	270	33	—	303
Net realized gains	—	17	2	—	19
Net unrealized gains	—	1,611	12	—	1,623
Other income (expense)	132	—	27	(19)	140
Net gain of sale of subsidiaries	—	—	—	3	3
	191	1,898	587	(16)	2,660
EXPENSES					
Net incurred losses and loss adjustment expenses	(145)	—	371	190	416
Acquisition costs	20	—	151	—	171
General and administrative expenses	173	35	158	136	502
	48	35	680	326	1,089
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	143	1,863	(93)	(342)	1,571
Earnings from equity method investments	—	239	—	—	239
SEGMENT INCOME (LOSS)	$ 143	$ 2,102	$ (93)	(342)	1,810
Interest expense				(59)	(59)
Net foreign exchange losses				(16)	(16)
Income tax expense				(24)	(24)
NET EARNINGS FROM CONTINUING OPERATIONS					1,711
Net earnings from discontinued operations, net of income taxes				16	16
NET EARNINGS					1,727
Net loss attributable to noncontrolling interest				28	28
NET EARNINGS ATTRIBUTABLE TO ENSTAR					1,755
Dividends on preferred shares				(36)	(36)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (433)	$ 1,719

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. Amortization of DCAs includes net cumulative effect adjustments arising as a result of prior period development on net ultimate liabilities recorded in our Run-off segment.

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| enstargroup.com 12 Prior Period Development (“PPD”) by Acquisition year PPD in Year Ended December 31, Acquisition Year 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (in millions of U.S. dollars) (unaudited) 2011 and prior $ 261 $ 211 $ 237 $ 226 $ 117 $ 81 $ 50 $ 70 $ 38 $ 28 2012 (23) 48 22 13 12 9 11 2 7 5 2013 (2) 30 43 32 43 46 14 15 9 2014(1) 30 18 18 34 (112) (110) 1 25 2015 72 131 29 68 15 10 13 2016 9 (36) 17 8 20 9 2017 84 98 (84) (50) 89 2018 31 35 17 44 2019 16 3 9 2020 (72) 12 2021 40 $ 238 $ 257 $ 319 $ 372 $ 319 $ 244 $ 209 $ (34) $ (11) $ 283 Acquisition Year Cumulative PPD in Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (in millions of U.S. dollars) (unaudited) 2011 and prior $ 261 $ 472 $ 709 $ 935 $ 1,052 $ 1,133 $ 1,183 $ 1,253 $ 1,291 $ 1,319 2012 (23) 25 47 60 72 81 92 94 101 106 2013 (2) 28 71 103 146 192 206 221 230 2014(1) 30 48 66 100 (12) (122) (121) (96) 2015 72 203 232 300 315 325 338 2016 9 (27) (10) (2) 18 27 2017 84 182 98 48 137 2018 31 66 83 127 2019 16 19 28 2020 (72) (60) 2021 40 (1) The 2014 acquisition year includes losses relating to our StarStone business when this business was actively managed within our Legacy Underwriting segment.

| enstargroup.com 13 Ultimate Losses % Acquired Losses by Acquisition Year Ultimate Losses for the Years Ended December 31, Assumed and Acquired net losses and LAE Acquisition Year Third Party Related Party Total 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (in millions of U.S. dollars) (Unaudited) 2011 and prior(1) $ 2,857 $ — $ 2,857 $ 2,596 $ 2,385 $ 2,148 $ 1,922 $ 1,805 $ 1,724 $ 1,674 $ 1,604 $ 1,566 $ 1,538 2012 418 — 418 441 393 371 358 346 337 326 324 317 312 2013 854 — 854 856 826 783 751 708 662 648 633 624 2014 1,057 — 1,057 1,027 1,009 991 957 1,069 1,179 1,178 1,153 2015 1,756 — 1,756 1,684 1,553 1,524 1,456 1,441 1,431 1,418 2016 1,357 — 1,357 1,348 1,384 1,367 1,359 1,339 1,330 2017 1,536 — 1,536 1,452 1,354 1,438 1,488 1,399 2018 2,757 — 2,757 2,726 2,691 2,674 2,630 2019 1,817 — 1,817 1,801 1,798 1,789 2020 2,191 — 2,191 2,263 2,251 2021(2) 3,698 840 4,538 4,498 Ultimate Losses as a Percentage of Assumed and Acquired Net Loss Reserves At End of Year of Acquisition Years thereafter: Acquisition Year One Two Three Four Five Six Seven Eight Nine Ten (Unaudited) 2011 and prior 100% 91% 83% 75% 67% 63% 60% 59% 56% 55% 54% 2012 106% 94% 89% 86% 83% 81% 78% 78% 76% 75% 2013 100% 97% 92% 88% 83% 78% 76% 74% 73% 2014(3) 97% 95% 94% 91% 101% 112% 111% 109% 2015 96% 88% 87% 83% 82% 81% 81% 2016 99% 102% 101% 100% 99% 98% 2017 95% 88% 94% 97% 91% 2018 99% 98% 97% 95% 2019 99% 99% 98% 2020 103% 103% 2021 99% (1) For the 2011 and prior acquisition years, the net reserves shown are as at December 31, 2011, and are not the net reserves assumed and acquired. (2) 2021 Assumed and Acquired net losses and LAE - Related Party of $840 million relates to the acquisition of Enhanzed Re (3) The 2014 acquisition year includes losses relating to our StarStone business when this business was actively managed within our Legacy Underwriting segment.

| enstargroup.com 14 Adjusted PPD by Acquisition Year* Adjusted PPD* in Year Ended December 31, Acquisition Year 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (in millions of U.S. dollars) (Unaudited) 2011 and prior $ 248 $ 203 $ 221 $ 212 $ 84 $ 77 $ 61 $ 71 $ 43 $ 24 2012 (27) 42 21 13 10 7 10 — 8 2 2013 (32) (5) (2) 63 18 26 5 6 2 2014 7 (29) (1) (2) 6 2 2 29 2015 58 111 18 59 10 9 11 2016 6 (36) 37 10 31 9 2017 100 73 (3) 31 25 2018 23 82 48 26 2019 8 86 45 2020 (77) (3) 2021 24 $ 221 $ 213 $ 244 $ 252 $ 273 $ 182 $ 295 $ 185 $ 187 $ 194 Acquisition Year Cumulative Adjusted PPD* in Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (in millions of U.S. dollars) (Unaudited) 2011 and prior $ 248 $ 451 $ 672 $ 884 $ 968 $ 1,045 $ 1,106 $ 1,177 $ 1,220 $ 1,244 2012 (27) 15 36 49 59 66 76 76 84 86 2013 (32) (37) (39) 24 42 68 73 79 81 2014 7 (22) (23) (25) (19) (17) (15) 14 2015 58 169 187 246 256 265 276 2016 6 (30) 7 17 48 57 2017 100 173 170 201 226 2018 23 105 153 179 2019 8 94 139 2020 (77) (80) 2021 24 * Non-GAAP financial measure. Refer to explanatory notes on pages 17 and 18 for further details. See also pages 27 and 28 for a reconciliation to the most directly comparable GAAP measure.

Adjusted Ultimate Losses % Acquired Losses*

ENSTAR

Acquisition Year	Adjusted Assumed and Acquired net losses and LAE*			Adjusted Ultimate Losses* for the Years Ended December 31, (1)									
	Third Party	Related Party	Total	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
	(in millions of U.S. dollars) (Unaudited)												
2011 and prior[(1)]	$ 2,822	$ —	$ 2,822	$ 2,574	$ 2,371	$ 2,150	$ 1,938	$ 1,854	$ 1,777	$ 1,716	$ 1,645	$ 1,602	$ 1,578
2012	398	—	398	425	383	362	349	339	332	322	322	314	312
2013	614	—	614		646	651	653	590	572	546	541	535	533
2014	410	—	410			403	432	433	435	429	427	425	396
2015	1,675	—	1,675				1,617	1,506	1,488	1,429	1,419	1,410	1,399
2016	1,446	—	1,446					1,440	1,476	1,439	1,429	1,398	1,389
2017	1,596	—	1,596						1,496	1,423	1,426	1,395	1,370
2018	2,801	—	2,801							2,778	2,696	2,648	2,622
2019	2,251	—	2,251								2,243	2,157	2,112
2020	2,141	—	2,141									2,218	2,221
2021[(2)]	3,568	1,611	5,179										5,155

Acquisition Year	Adjusted Ultimate Losses* as a Percentage of Adjusted Assumed and Acquired Net Loss Reserves*										
	At End of Year of Acquisition	Years thereafter: One	Two	Three	Four	Five	Six	Seven	Eight	Nine	Ten
	(Unaudited)										
2011 and prior	100 %	91 %	84 %	76 %	69 %	66 %	63 %	61 %	58 %	57 %	56 %
2012	107 %	96 %	91 %	88 %	85 %	83 %	81 %	81 %	79 %	78 %	
2013	105 %	106 %	106 %	96 %	93 %	89 %	88 %	87 %	87 %		
2014	98 %	105 %	106 %	106 %	105 %	104 %	104 %	97 %			
2015	97 %	90 %	89 %	85 %	85 %	84 %	84 %				
2016	100 %	102 %	100 %	99 %	97 %	96 %					
2017	94 %	89 %	89 %	87 %	86 %						
2018	99 %	96 %	95 %	94 %							
2019	100 %	96 %	94 %								
2020	104 %	104 %									
2021	100 %										

(1) For the 2011 and prior acquisition year, the adjusted net reserves shown are as at December 31, 2011 and are not the adjusted net reserves assumed and acquired.

(2) 2021 Adjusted Assumed and Acquired net losses and LAE - Related Party of $1,611 million relates to the acquisition of Enhanzed Re and the transfer of StarStone International into the Run-Off segment

* Non-GAAP financial measure. Adjusted ultimate losses presented in the table represent the cumulative impact on adjusted acquired & assumed net loss reserves of adjusted PPD. Reconciliations of adjusted acquired and assumed net loss reserves and adjusted PPD are included on pages 27 to 29 in the Non-GAAP measures section.

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Capital Position & Credit Ratings

Capital position	December 31, 2021	December 31, 2020	Change
Ordinary shareholders' equity	$ 5,586	$ 6,164	$ (578)
Series D and E preferred shares	510	510	—
Total Enstar Group Limited shareholders' equity	6,096	6,674	(578)
Noncontrolling interest	230	14	216
Total shareholders' equity	6,326	6,688	(362)
Senior notes	1,270	843	427
Subordinated notes	421	345	76
Revolving credit facility	—	185	(185)
Total debt obligations	1,691	1,373	318
Redeemable noncontrolling interest	179	365	(186)
Total capitalization	$ 8,196	$ 8,426	$ (230)
Total capitalization attributable to Enstar	$ 7,787	$ 8,047	$ (260)
Debt to total capitalization	20.6 %	16.3 %	4.3 %
Debt and Series D and E Preferred Shares to total capitalization	26.9 %	22.3 %	4.6 %
Debt to total capitalization attributable to Enstar	21.7 %	17.1 %	4.6 %
Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar	28.3 %	23.4 %	4.9 %

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Positive)	BBB (Outlook: Positive)
2022 and 2029 Senior Notes	BBB	BBB-
2031 Senior Notes	BBB-	BBB-
2040 and 2042 Junior Subordinated Notes [2]	BB+	BB+
2031 Subordinated Notes	Not Rated	Not Rated
Series D and E Preferred Shares	BB+	BB+

[1] Credit ratings are provided by third parties, Standard and Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

[2] 2042 Junior Subordinated Notes issued on January 14, 2022. See Note 25 - "Subsequent Events" to our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for the period ended December 31, 2021 for further information.

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| enstargroup.com 17 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted book value per ordinary share Total Enstar ordinary shareholders' equity, adjusted to add: -proceeds from assumed exercise of warrants Divided by Number of ordinary shares outstanding, adjusted for: -shares issued from assumed exercise of warrants, -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of warrants and equity awards granted but not yet vested as, over the long term, this presents a prudent view of our book value per share. We use this non-GAAP measure in our annual incentive compensation program. Adjusted return on equity Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Although we have historically disclosed adjusted operating income (loss) attributable to Enstar ordinary shareholders, calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more valuable and consistent measure of the performance of our business, and enhances comparisons to prior periods: • by adjusting investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. • by removing the impact of non-cash charges that obscure our trends on a consistent basis. • by removing items that are not indicative of our ongoing operations; We use this non-GAAP measure in our annual incentive compensation program. We now include the amortization of fair value adjustments as a non-GAAP adjustment to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as it is considered to be a non-cash charge and not indicative of our operating results. Prior periods were restated for this revision. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held-directly managed -change in fair value of insurance contracts for which we have elected the fair value option (1) -amortization of fair value adjustments -net gain/loss on purchase and sales of subsidiaries -net earnings from discontinued operations -tax effects of adjustments -adjustments attributable to noncontrolling interest Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -unrealized gains (losses) on fixed maturity investments and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. Adjusts investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held-directly managed Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -unrealized (gains) losses on fixed maturities, AFS investments included within AOCI -unrealized (gains) losses on fixed maturities, trading instruments (1) Comprises the discount rate and risk margin components. (1) Comprises the discount rate and risk margin components.

| enstargroup.com 18 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful measurement of our claims management performance. We use this measure to evaluate our ability to settle our obligations for amounts less than our initial estimate at the point of acquiring the obligations. In order to provide a complete and consistent picture of our claims performance, we combine the reduction (increase) in estimates of prior period net ultimate losses relating to our Run-off segment with the amortization of deferred charge assets, both of which are included in net incurred losses and LAE and have an inverse effect on our results. We also include our performance in managing our defendant A&E liabilities, that do not form part of loss reserves. The remaining components of net incurred losses and LAE and net loss reserves are not considered key components of our claims performance as they are either not non-life run-off in nature, or are considered to be non-cash charges that obscure our trends on a consistent basis. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re operations -the reduction/(increase) in provisions for unallocated LAE (ULAE) -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of our defendant A&E ultimate net liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re net loss reserves -the net ULAE provision -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant asbestos and environmental exposures. Investable assets - management’s view Investable assets, adjusted to reallocate certain categories of investments based on management's view of the underlying economic exposure of a particular investment. Refer to the reconciliation for further details. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. (1) Comprises the discount rate and risk margin components.

Reconciliation to Adjusted Book Value Per Share

ENSTAR

	For the Year Ended December 31,								
	2021			2020			2019		
	Equity [(1)]	Ordinary Shares	Per Share Amount	Equity [(1)]	Ordinary Shares	Per Share Amount	Equity [(1)]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)								
Book value per ordinary share	$ 5,586	17,657,944	$ 316.34	$ 6,164	21,519,602	$ 286.45	$ 4,332	21,511,505	$ 201.39
Non-GAAP adjustments:									
Share-based compensation plans	—	315,205		—	298,095			302,565	
Warrants	—	—		20	175,901		20	175,901	
Adjusted book value per ordinary share*	$ 5,586	17,973,149	$ 310.80	$ 6,184	21,993,598	$ 281.20	$ 4,352	21,989,971	$ 197.93

	For the Year Ended December 31,					
	2018			2017		
	Equity [(1)]	Ordinary Shares	Per Share Amount	Equity [(1)]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)					
Book value per ordinary share	$ 3,392	21,459,997	$ 158.06	$ 3,137	19,406,722	$ 161.63
Non-GAAP adjustments:						
Share-based compensation plans	—	245,165			248,144	
Warrants	20	175,901		20	175,901	
Adjusted book value per ordinary share*	$ 3,412	21,881,063	$ 155.94	$ 3,157	19,830,767	$ 159.19

(1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2021, 2020, 2019, and 2018, respectively), prior to any non-GAAP adjustments.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Return on Equity - 2021, 2020 and 2019

ENSTAR

	For the Three Months Ended December 31,						For the Year Ended December 31,								
	2021			2020			2021			2020			2019		
	Net earnings [1]	Opening Equity [1]	Ratio	Net earnings [1]	Opening Equity [1]	Ratio	Net earnings [1]	Opening Equity [1]	Ratio	Net earnings [1]	Opening Equity [1]	Ratio	Net earnings [1]	Opening Equity [1] [6]	Ratio
							(in millions of U.S. dollars)								
Net earnings/Opening equity/ROE [1]	$ 72	$ 5,570	5.2 %	$ 822	$ 5,311	61.9 %	$ 437	$ 6,164	7.1 %	$ 1,719	$ 4,332	39.7 %	$ 902	$ 3,392	26.6 %
Non-GAAP adjustments:															
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Unrealized (losses) gains on fixed maturity investments and funds held - directly managed [2]	27	176		(99)	416		210	(560)		(306)	(277)		(516)	227	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(6)	(100)		22	(54)		(75)	(33)		119	(130)		117	(244)	
Amortization of fair value adjustments / Fair value adjustments	3	(109)		7	(134)		16	(128)		27	(152)		51	(199)	
Net gain on purchase and sales of subsidiaries	(11)			(3)			(73)			(3)			—		
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	—			(15)			—	—		(16)	(266)		(7)	(210)	
Tax effects of adjustments [4]	(3)			7			(21)			23			36		
Adjustments attributable to noncontrolling interest [5]	2			12			6			13	109		15	86	
Adjusted net earnings/Adjusted opening equity/Adjusted ROE*	$ 84	$ 5,537	6.1 %	$ 753	$ 5,539	54.4 %	$ 500	$ 5,443	9.2 %	$ 1,576	$ 3,616	43.6 %	$ 598	$ 3,052	19.6 %

(1) Net earnings comprises net earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2020, 2019 and 2018), prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized gains and losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Comprises the discount rate and risk margin components.

(4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

(6) The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Return on Equity - 2018 and 2017

ENSTAR

	For the Year Ended December 31,					
	2018			2017		
	Net earnings [1]	Opening Equity [1][5]	Ratio	Net earnings [1][5]	Opening Equity [1][5]	Ratio
	(in millions of U.S. dollars)					
Net earnings/Opening equity/ROE [1]	$ (163)	$ 3,137	(5.2)%	$ 311	$ 2,802	11.1 %
Non-GAAP adjustments:						
Remove:		—			—	
Series D and E preferred shares						
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Unrealized (losses) gains on fixed maturity investments and funds held - directly managed [2]	237	(101)		(71)	66	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	7	(183)		30	—	
Amortization of fair value adjustments / Fair value adjustments	7	(104)		7	(108)	
Net gain on purchase and sales of subsidiaries	—	—		16	—	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	(1)	(157)		(11)	(94)	
Tax effects of adjustments [3]	(18)	—		4	—	
Adjustments attributable to noncontrolling interest [4]	(3)	65		6	—	
Adjustednet earnings/Adjusted opening equity/Adjusted ROE*	$ 66	$ 2,657	2.5 %	$ 292	$ 2,666	11.0 %

[1] Net earnings comprises net earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar shareholders' equity, prior to any non-GAAP adjustments.

[2] Represents the net realized and unrealized gains and losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

[3] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[4] Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

[5] The 2017 statement of earnings and 2016 and 2017 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Total Investment Return

ENSTAR

	For the Three Months Ended December 31, 2021	For the Three Months Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	2018	2017 [3]
			(in millions of U.S. dollars)				
Investment results							
Net investment income	$ 81	$ 62	$ 312	$ 303	$ 308	$ 262	$ 209
Total net realized (losses) gains	(81)	6	(61)	19	5	(1)	1
Total net unrealized gains (losses)	87	797	178	1,623	1,007	(407)	189
(Loss) earnings from equity method investments	(8)	86	93	239	56	42	6
TIR ($)	**$ 79**	**$ 951**	**$ 522**	**$ 2,184**	**$ 1,376**	**$ (104)**	**$ 405**
Non-GAAP adjustment:							
Net realized and unrealized losses (gains) losses on fixed maturity investments and funds held-directly managed	27	(99)	210	(306)	(516)	237	(71)
Adjusted TIR ($)*	**$ 106**	**$ 852**	**$ 732**	**$ 1,878**	**$ 860**	**$ 133**	**$ 334**
Total investments	17,276	15,257	17,276	15,257	12,620	11,242	8,755
Cash and cash equivalents, including restricted cash and cash equivalents	2,092	1,373	2,092	1,373	971	983	1,213
Funds held by reinsured companies	2,340	636	2,340	636	476	321	175
Total investable assets	$ 21,708	$ 17,266	$ 21,708	$ 17,266	$ 14,067	$ 12,546	$ 10,143
Average aggregate invested assets, at fair value [1]	$ 21,569	$ 16,824	$ 20,840	$ 15,443	$ 13,758	$ 10,332	$ 8,343
TIR (%)	1.5 %	22.6 %	2.5 %	14.1 %	10.0 %	(1.0)%	4.9 %
Non-GAAP adjustment:							
Net unrealized (gains) losses on fixed maturities, AFS investments included within AOCI and net unrealized (gains) losses on fixed maturities, trading instruments	(89)	(560)	(89)	(560)	(275)	222	(100)
Adjusted investable assets*	$ 21,619	$ 16,706	$ 21,619	$ 16,706	$ 13,792	$ 12,768	$ 10,043
Adjusted average aggregate invested assets, at fair value [2]	$ 21,438	$ 16,336	$ 20,561	$ 15,153	$ 13,646	$ 10,393	$ 8,303
Adjusted TIR (%)*	2.0 %	20.8 %	3.6 %	12.4 %	6.3 %	1.3 %	4.0 %

(1) This amount is a five period average of the total investable assets, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2) This amount is a five period average of the adjusted investable assets, as presented above.

(3) The 2017 statement of earnings and 2016 and 2017 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

*Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - QTD 2021 and 2020

ENSTAR

	PPD	December 31, 2021 Net loss reserves	September 31, 2021 Net loss reserves	Average net loss reserves	RLE %
		As at (in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ 94	$ 11,555	$ 11,962	$ 11,759	3.2 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(142)	(130)	(136)	
Enhanzed Re	—	(179)	(180)	(180)	
Legacy Underwriting	(1)	(140)	(149)	(145)	
Increase (reduction) in provisions for ULAE	(17)	(412)	(428)	(420)	
Amortization of fair value adjustments	3	106	109	108	
Changes in fair value - fair value option [(1)]	(6)	107	100	104	
Change in estimate of net ultimate liabilities - defendant A&E	18	574	602	588	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 91	$ 11,469	$ 11,886	$ 11,678	3.1 %

	PPD	December 31, 2020 Net loss reserves	September 31, 2020 Net loss reserves	Average net loss Reserves	RLE %
		As at (in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ 15	$ 8,544	$ 8,397	$ 8,471	0.7 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(273)	(282)	(278)	
Legacy Underwriting	9	(702)	(717)	(710)	
Increase (reduction) in provisions for ULAE	(13)	(334)	(322)	(328)	
Amortization of fair value adjustments	7	128	135	132	
Changes in fair value - fair value option [(1)]	22	33	54	44	
Change in estimate of net ultimate liabilities - defendant A&E	28	615	541	578	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 68	$ 8,011	$ 7,806	$ 7,909	3.4 %

[(1)] Comprises the discount rate and risk margin components.
* Non-GAAP financial measure.

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23

Reconciliation to Adjusted Run-off Liability Earnings - 2021 and 2020

ENSTAR

	2021	2021	2020	2021	2021
		As at December 31,			
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
		(in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ 283	$ 11,555	$ 8,544	$ 10,050	2.8 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(142)	—	(71)	
Enhanzed Re	—	(179)	—	(90)	
Legacy Underwriting	(7)	(140)	(955)	(548)	
Increase (reduction) in provisions for ULAE	(61)	(412)	(334)	(373)	
Amortization of fair value adjustments	16	106	128	117	
Changes in fair value - fair value option [1]	(75)	107	33	70	
Change in estimate of net ultimate liabilities - defendant A&E	38	574	615	595	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 194	$ 11,469	$ 8,031	$ 9,750	2.0 %

	2020	2020	2019	2020	2020
		As of December 31,			
	PPD	Net loss reserves	Net loss reserves	Average net loss Reserves	RLE %
		(in millions of U.S. dollars)			
PPD/Net loss reserves/RLE	$ (11)	$ 8,544	$ 7,680	$ 8,112	(0.1)%
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(273)	—	(137)	
Legacy Underwriting	(4)	(702)	(1,184)	(943)	
Increase (reduction) in provisions for ULAE	(48)	(334)	(332)	(333)	
Amortization of fair value adjustments	28	128	152	140	
Changes in fair value - fair value option [1]	119	33	130	82	
Change in estimate of net ultimate liabilities - defendant A&E	103	615	561	588	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 187	$ 8,011	$ 7,007	$ 7,509	2.5 %

[1] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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24

Reconciliation to Adjusted Run-off Liability Earnings - 2019 and 2018

ENSTAR

	2019	2019	As of December 31, 2018	2019	2019
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
			(in millions of U.S. dollars)		
PPD/Net loss reserves/RLE	$ (34)	$ 7,680	$ 7,254	$ 7,467	(0.5)%
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(401)	—	(201)	
Legacy Underwriting	105	(842)	(1,162)	(1,002)	
Increase (reduction) in provisions for ULAE	(58)	(332)	(333)	(333)	
Amortization of fair value adjustments	51	152	199	176	
Changes in fair value - fair value option	117	130	244	187	
Change in estimate of net ultimate liabilities - defendant A&E	4	561	85	323	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 185	$ 6,948	$ 6,287	$ 6,617	2.8 %

	2018	2018	As of December 31, 2017	2018	2018
	PPD	Net loss reserves [2]	Net loss reserves [2]	Average net loss reserves [2]	RLE %
			(in millions of U.S. dollars)		
PPD/Net loss reserves/RLE	$ 209	$ 7,254	$ 5,448	$ 6,351	3.3 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(357)	—	(179)	
Legacy Underwriting	115	(818)	(946)	(882)	
Increase (reduction) in provisions for ULAE	(65)	(333)	(301)	(317)	
Amortization of fair value adjustments	7	199	103	151	
Changes in fair value - fair value option [1]	7	244	182	213	
Change in estimate of net ultimate liabilities - defendant A&E	23	84	113	99	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 296	$ 6,273	$ 4,599	$ 5,436	5.4 %

[1] Comprises the discount rate and risk margin components.

[2] The 2017 statement of earnings and 2017 and 2018 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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25

Reconciliation to Adjusted Run-off Liability Earnings - 2017

ENSTAR

	For the Year Ended December 31,				
	2017	2017	2016	2017	2017
	PPD [2]	Net loss reserves [2]	Net loss reserves [2]	Average net loss reserves [2]	RLE %
	(in millions of U.S. dollars)				
PPD/Net loss reserves/RLE	$ 244	$ 5,448	$ 4,505	$ 4,977	4.9 %
Non-GAAP Adjustments:					
Increase (reduction) in estimates of net ultimate losses - current period	—	(356)	—	(178)	
Legacy Underwriting	(44)	(593)	(870)	(732)	
Increase (reduction) in provisions for ULAE	(54)	(301)	(218)	(260)	
Amortization of fair value adjustments	6	103	107	105	
Changes in fair value - fair value option [1]	30	182	—	91	
Change in estimate of net ultimate liabilities - defendant A&E	(3)	113	118	116	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 179	$ 4,596	$ 3,642	$ 4,119	4.3 %

[1] Comprises the discount rate and risk margin components.

[2] The 2017 statement of earnings and 2016 and 2017 balance sheets have not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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26

Reconciliation of PPD by Acquisition Year

ENSTAR

Acquisition year		PPD in year ended December 31									
		2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
		(in millions of U.S. dollars)									
2011	PPD	$ 261	$ 211	$ 237	$ 226	$ 117	$ 81	$ 50	$ 70	$ 38	$ 28
	FVA	26	34	22	20	24	14	17	14	7	5
	ULAE run-off	(39)	(42)	(38)	(33)	(57)	(18)	(7)	(13)	(2)	(9)
2011	Adjusted PPD*	248	203	221	213	84	77	60	71	43	24
2012	PPD	(23)	48	22	13	12	9	11	2	7	5
	FVA	(4)	—	—	(5)	—	—	—	—	—	—
	ULAE run-off	—	(6)	(1)	5	(2)	(2)	(1)	(2)	1	(3)
2012	Adjusted PPD*	(27)	42	21	13	10	7	10	—	8	2
2013	PPD	—	(2)	30	43	32	43	46	14	15	9
	Legacy	—	—	(19)	(22)	(13)	(21)	(14)	(8)	(6)	(6)
	FVA	—	(28)	(1)	—	—	—	(2)	—	—	—
	ULAE run-off	—	(2)	(15)	(23)	44	(4)	(4)	(1)	(3)	(1)
2013	Adjusted PPD*	—	(32)	(5)	(2)	63	18	26	5	6	2
2014	PPD	—	—	30	18	18	34	(112)	(110)	1	25
	Legacy	—	—	(11)	(39)	(14)	(27)	121	114	3	10
	FVA	—	—	(17)	(16)	(3)	(6)	(1)	(2)	—	(3)
	ULAE run-off	—	—	5	8	(2)	(3)	(2)		(2)	(3)
2014	Adjusted PPD*	—	—	7	(29)	(1)	(2)	6	2	2	29
2015	PPD	—	—	—	72	131	29	68	15	10	13
	FVA	—	—	—	5	5	3	2	2	1	1
	ULAE run-off	—	—	—	(19)	(25)	(14)	(11)	(7)	(2)	(3)
2015	Adjusted PPD*	—	—	—	58	111	18	59	10	9	11
2016	PPD	—	—	—	—	9	(36)	17	8	20	9
	ULAE run-off	—	—	—	—	(3)	—	(2)	(2)	—	4
	Defendant A&E	—	—	—	—	—	—	22	4	12	(4)
2016	Adjusted PPD*	—	—	—	—	6	(36)	37	10	32	9
2017	PPD	—	—	—	—	—	84	98	(84)	(50)	89
	FVO	—	—	—	—	—	30	(11)	84	90	(54)
	ULAE run-off	—	—	—	—	—	(17)	(12)	(3)	(10)	(10)
2017	Adjusted PPD*	$ —	$ —	$ —	$ —	$ —	$ 97	$ 75	$ (3)	$ 30	$ 25

* Non-GAAP financial measure. Cumulative Adjusted PPD on page 14 is merely the sum of the relevant numbers in the table above.

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27

Reconciliation of PPD by Acquisition Year (continued)

ENSTAR

Acquisition year		2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
		PPD in year ended December 31									
		(in millions of U.S. dollars)									
2018	PPD	$ —	$ —	$ —	$ —	$ —	$ —	$ 31	$ 35	$ 17	$ 44
	Legacy	—	—	—	—	—	—	2	(1)	(1)	—
	FVO	—	—	—	—	—	—	18	33	30	(20)
	FVA	—	—	—	—	—	—	(3)	35	21	13
	ULAE run-off	—	—	—	—	—	—	(25)	(20)	(19)	(11)
2018	Adjusted PPD*	—	—	—	—	—	—	23	82	48	26
2019	PPD	—	—	—	—	—	—	—	16	3	9
	ULAE run-off	—	—	—	—	—	—	—	(8)	(6)	(6)
	Defendant A&E	—	—	—	—	—	—	—	—	89	42
2019	Adjusted PPD*	—	—	—	—	—	—	—	8	86	45
2020	PPD	—	—	—	—	—	—	—	—	(72)	12
	FVO	—	—	—	—	—	—	—	—		—
	ULAE run-off	—	—	—	—	—	—	—	—	(5)	(15)
2020	Adjusted PPD*	—	—	—	—	—	—	—	—	(77)	(3)
2021	PPD	—	—	—	—	—	—	—	—	—	40
	Legacy	—	—	—	—	—	—	—	—	—	(8)
	Enhanzed	—	—	—	—	—	—	—	—	—	(1)
	ULAE run-off	—	—	—	—	—	—	—	—	—	(7)
2021	Adjusted PPD*	—	—	—	—	—	—	—	—	—	24
All Acquisition Years	PPD	238	257	319	372	319	244	209	(34)	(11)	283
	Legacy	—	—	(30)	(61)	(27)	(44)	115	105	(4)	(7)
	Enhanzed	—	—	—	—	—	—	—	—	—	—
	FVO	—	—	—	—	—	30	7	117	119	(75)
	FVA	23	6	3	5	25	6	7	51	27	16
	ULAE run-off	(40)	(50)	(48)	(63)	(44)	(54)	(65)	(58)	(48)	(61)
	Defendant A&E	—	—	—	—	—	(3)	23	4	104	38
All Acquisition Years	Adjusted PPD*	$ 221	$ 213	$ 244	$ 253	$ 273	$ 179	$ 296	$ 185	$ 187	$ 194

* Non-GAAP financial measure. Cumulative Adjusted PPD on page 14 is merely the sum of the relevant numbers in the table above.

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28

ENSTAR

Reconciliation of Assumed and Acquired Reserves

		Non-GAAP Adjustments [2]:								Adjusted Assumed and Acquired net losses and LAE*		
Acquisition year	Assumed and Acquired net losses and LAE	Enhanzed Re	Legacy Underwriting	ULAE	Fair value adjustments - acquired companies	Fair value adjustments - fair value option	Net Defendant A&E Liabilities	Transfer from Legacy Underwriting [3]	Adjusted Assumed and Acquired net losses and LAE*	Third Party	Related Party	Total*
2011 and prior reserves as at December 31, 2021 [1]	$ 2,857	$ —	$ —	$ (290)	$ 255	$ —	$ —	$ —	$ 2,822	$ 2,822	$ —	$ 2,822
2012	418	—	—	(11)	(9)	—	—	—	398	398	—	398
2013	854	—	(200)	(12)	(28)	—	—	—	614	614	—	614
2014	1,057	—	(592)	(1)	(54)	—	—	—	410	410	—	410
2015	1,756	—	—	(107)	26	—	—	—	1,675	1,675	—	1,675
2016	1,357	—	—	(29)	—	—	118	—	1,446	1,446	—	1,446
2017	1,536	—	(32)	(123)	1	214	—	—	1,596	1,596	—	1,596
2018	2,757	—	(16)	(120)	102	78	—	—	2,801	2,801	—	2,801
2019	1,817	—	—	(54)	—	—	488	—	2,251	2,251	—	2,251
2020	2,191	—	—	(64)	—	14	—	—	2,141	2,141	—	2,141
2021	4,538	(221)	—	(129)	36	—	—	955	5,179	3,568	1,611	5,179

[1] For the 2011 and prior acquisition years, the net reserves shown are as at December 31, 2011, and are not the net reserves assumed and acquired.
[2] This reconciliation excludes any adjustment for current accident year loss reserves as it references only reserves assumed and acquired by Enstar.
[3] Represents the transfer of StarStone International net losses and LAE from Legacy Underwriting to Run-off segment effective January 1, 2021.
* Non-GAAP financial measure.

| enstargroup.com

29

Investable Assets - Management's View 2021*

ENSTAR

Consolidated Balance Sheet View	2021	Exchange traded funds backed by fixed income securities	Bonds, CLO equities and private debt held in equity format	Equities, privately held equity, private credit and real estate held in fund format	CLO equity funds	Other assets and liabilities in funds held format	2021	Management's View of Underlying Economic Exposure
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed, excluding other assets								
Total	$ 12,254						$ 12,254	Fixed maturities
Other assets included within funds held - directly managed	201					(201)	—	
Equities								
Publicly traded equities	281			5			286	
Exchange-traded funds	1,342	(969)	(64)				309	
Privately held equities	372		(57)	(8)			307	
Total	1,995						902	Equities*
Other Investments								
Hedge funds	291						291	Hedge funds
Fixed income funds	573	969	64				1,606	Bond/loan funds*
Equity funds	5			(5)			—	
Private equity funds	752			(110)			642	Private equity funds*
CLO equities	161		32		207		400	CLO equities*
CLO equity funds	207				(207)		—	
Private credit funds	275		25	85			385	Private credit*
Real estate debt fund	69			33			102	Real estate*
Total	2,333						3,426	
Equity method investments	493						493	Equity method investments
Total investments	17,276						17,075	
Cash and cash equivalents (including restricted cash)	2,092						2,092	Cash and cash equivalents (including restricted cash)
Funds held by reinsured companies	2,340					201	2,541	Funds held*
Total investable assets	$ 21,708						$ 21,708	Total investable assets

* Non-GAAP financial measures, refer to the explanatory notes on page 18 for further details.

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30

| enstargroup.com 31 Investable Assets - Management’s View 2020* Consolidated Balance Sheet View 2020 Exchange traded funds backed by fixed income securities Bond fund held in equity format Equities, privately held equity, private credit and real estate held in fund format Real estate held in other CLO equity funds Other assets and liabilities in funds held format 2020 Management's View of Underlying Economic Exposure Short-term and fixed maturity investments, trading and AFS and funds held - directly managed, excluding other assets Total 9,319 9,319 Fixed maturities Other assets included within funds held - directly managed 15 (15) — Equities Publicly traded equities 261 261 Exchange-traded funds 311 (156) (54) 191 292 Privately held equities 275 3 278 Total 847 831 Equities* Other Investments Hedge funds 2,638 2,638 Hedge funds Fixed income funds 553 156 54 763 Bond/loan funds* Equity funds 191 (191) — Private equity funds 363 (137) 226 Private equity funds* CLO equities 128 167 295 CLO equities* CLO equity funds 167 (167) — Private credit funds 192 107 299 Private credit* Real estate debt fund — 27 12 39 Real estate* Other 12 (12) — Total 4,244 4,260 Equity method investments 832 832 Equity method investments Total investments 15,257 15,242 Cash and cash equivalents (including restricted cash) 1,373 1,373 Cash and cash equivalents (including restricted cash) Funds held by reinsured companies 636 15 651 Funds held* Total investable assets $ 17,266 $ 17,266 Total investable assets * Non-GAAP financial measures, refer to the explanatory notes on page 18 for further details.